UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	07/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

JULY 31, 2006

Annual Report
to Shareholders

DWS Large Company Growth Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2006

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B, C and Institutional Class shares and for the 3, 5, and 10 year periods shown for Class R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for periods prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares and prior to its inception on November 3, 2003 for Class R shares are derived from the historical performance of Class S shares of the DWS Large Company Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge, if any) as of 7/31/06
DWS Large Company Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	.69%	6.51%	-2.00%	4.72%
Class B	-.04%	5.68%	-2.77%	3.89%
Class C	-.04%	5.69%	-2.74%	3.91%
Class R	.61%	6.31%	-2.27%	4.37%
Russell 1000® Growth Index+	-.76%	6.78%	-.64%	5.86%
DWS Large Company Growth Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	1.12%	6.95%	-1.59%	-4.75%
Russell 1000® Growth Index+	-.76%	6.78%	-.64%	-3.71%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on December 29, 2000. Index returns began on December 31, 2000.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Company Growth Fund — Class A [] Russell 1000® Growth Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/06
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,490	$11,387	$8,518	$14,941
	Average annual total return	-5.10%	4.43%	-3.16%	4.10%
Class B	Growth of $10,000	$9,696	$11,603	$8,604	$14,644
	Average annual total return	-3.04%	5.08%	-2.96%	3.89%
Class C	Growth of $10,000	$9,996	$11,806	$8,702	$14,678
	Average annual total return	-.04%	5.69%	-2.74%	3.91%
Class R	Growth of $10,000	$10,061	$12,015	$8,916	$15,332
	Average annual total return	.61%	6.31%	-2.27%	4.37%
Russell 1000® Growth Index+	Growth of $10,000	$9,924	$12,174	$9,684	$17,667
	Average annual total return	-.76%	6.78%	-.64%	5.86%

The growth of $10,000 is cumulative.

+ The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 7/31/06
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,011,200	$1,223,300	$923,200	$761,800
	Average annual total return	1.12%	6.95%	-1.59%	-4.75%
Russell 1000® Growth Index+	Growth of $1,000,000	$992,400	$1,217,400	$968,400	$809,700
	Average annual total return	-.76%	6.78%	-.64%	-3.71%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on December 29, 2000. Index returns began on December 31, 2000.

+ The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value and Distribution Information: 7/31/06	$ 24.47	$ 23.50	$ 23.53	$ 24.71	$ 24.96
7/31/05	$ 24.36	$ 23.51	$ 23.54	$ 24.56	$ 24.86
Twelve Months: Income Dividends as of 7/31/06	$ .07	$ —	$ —	$ —	$ .19
Class A Lipper Rankings — Large-Cap Growth Funds Category as of 7/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	182	of	707	26
3-Year	264	of	594	45
5-Year	315	of	480	66

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 7/31/06
DWS Large Company Growth Fund	1-Year	3-Year	5-Year	10-Year
Class S	.94%	6.76%	-1.76%	4.98%
Russell 1000® Growth Index+	-.76%	6.78%	-.64%	5.86%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value and Distribution Information: 7/31/06	$ 24.86
7/31/05	$ 24.73
Twelve Months: Income Dividends as of 7/31/06	$ .12
Class S Lipper Rankings — Large-Cap Growth Funds Category as of 7/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	163	of	707	24
3-Year	227	of	594	39
5-Year	294	of	480	61
10-Year	115	of	167	69

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Large Company Growth Fund — Class S [] Russell 1000® Growth Index+

Yearly periods ended July 31
Comparative Results as of 7/31/06
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,094	$12,169	$9,150	$16,263
	Average annual total return	.94%	6.76%	-1.76%	4.98%
Russell 1000® Growth Index+	Growth of $10,000	$9,924	$12,174	$9,684	$17,667
	Average annual total return	-.76%	6.78%	-.64%	5.86%

The growth of $10,000 is cumulative.

+ The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C, Institutional and S shares limited these expenses; had it not done so, expenses would have been even higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2006 to July 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 2/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/06	$ 951.80	$ 948.00	$ 948.00	$ 951.80	$ 953.20	$ 953.40
Expenses Paid per $1,000*	$ 6.53	$ 10.19	$ 10.19	$ 6.19	$ 5.23	$ 4.79
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 2/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/06	$ 1,018.10	$ 1,014.33	$ 1,014.33	$ 1,018.45	$ 1,019.44	$ 1,019.89
Expenses Paid per $1,000*	$ 6.76	$ 10.54	$ 10.54	$ 6.41	$ 5.41	$ 4.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Large Company Growth Fund	1.35%	2.11%	2.11%	1.28%	1.08%	.99%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS Large Company Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Large Company Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2002.

Head of Large Cap Growth.

Previous experience includes 19 years of investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

BBA and MBA, University of Wisconsin — Madison.

Jack A. Zehner

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2002.

Previous experience includes nine years of investment industry experience at Mason Street Advisors where he served most recently as Director — Common Stock.

BBA, University of Wisconsin — Whitewater; MBA, Marquette University.

Thomas J. Schmid, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2002.

Previous experience includes 15 years of investment industry experience, most recently serving as Director — Common Stock at Mason Street Advisors.

BBA, University of Wisconsin — Madison; MBA, University of Chicago.

In the following interview, Lead Portfolio Manager Julie M. Van Cleave and Portfolio Managers Jack A. Zehner and Thomas J. Schmid discuss DWS Large Company Growth Fund's performance, strategy and the market environment during the 12-month period ended July 31, 2006.

Q: How would you describe the economic and market environment over the last 12 months?

A: The economy demonstrated considerable resilience over the last year, despite a broad array of interrelated concerns including rising interest rates and inflation, war in the Middle East, terrorism, hurricanes and oil prices above $70 a barrel. However, in recent months, there have been increasingly prevalent signs that economic growth is decelerating. Jobless claims are up and industrial production is beginning to slow. Consumer confidence has drifted lower and consumer spending has begun to moderate.

In August, the US Federal Reserve Board (the Fed) paused in its series of interest-rate hikes, demonstrating an effort to balance the risks of a sharp slowdown and rising inflation. We feel that it is unclear as yet whether the economy will experience a "soft landing," with a modest slowing in growth and moderate inflation, or whether a more profound slowdown will occur.

This economic uncertainty caused the stock market to move in an irregular pattern over the last 12 months, responding alternately to good and bad news, but most major indices had positive returns for the period. The Standard & Poor's 500 (the S&P 500) Index, which is generally regarded as a good indicator of the broad stock market, had a return of 5.38% for the 12 months ended July 2006.1 After trailing the performance of small- and mid-cap stocks for several years, large-cap stocks regained the lead: The Russell 1000® Index posted a return of 5.23% for the 12 months ended

1 The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. it is not possible to invest into an index.

July 31, 2006, while the Russell 2000® Index returned 4.24%.2 Value stocks performed significantly better than growth stocks: The Russell 1000® Value Index had a return of 11.59%, while the Russell 1000® Growth Index returned -0.76%.3

Within the Russell 1000® Growth Index, which is the fund's principal benchmark, eight of the 10 industry sectors had positive returns. The strongest sector by far was energy, with a return above 24%, while the weakest was consumer discretionary, which was down more than 10%. The large information technology sector, which represents more than a quarter of the benchmark's value, was down more than 8%.

Q: How did the fund perform during this period?

A: DWS Large Company Growth Fund Class A shares produced a total return of 0.69% for the 12 months ended July 31, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) The fund's benchmark, the Russell 1000® Growth Index, had a return of -0.76%. Its peer group, the Lipper Large-Cap Growth Funds category, had an average return of -1.70%.4

2 The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

3 The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees and expenses. It is not possible to invest directly into an index.

4 The Lipper Large-Cap Growth Funds category is a group of mutual funds that invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How would you describe your investment process?

A: Our investment discipline starts with a thorough analysis of economic trends. This analysis helps us to determine industries that we believe are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with a team of research analysts to identify companies within the industries deemed most attractive that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

Q: How have you positioned the fund relative to its benchmark?

A: We manage the fund to have a reasonable relationship with its benchmark, the Russell 1000® Growth Index. We always maintain a diversified portfolio of holdings, with broad representation among industry groups. For several years, we have maintained a significantly higher weight than the benchmark in energy stocks. Over the last 12 months, the fund's portfolio has been underweight in consumer discretionary, industrials and materials and close to the Russell 1000® Growth Index in other sectors such as financials and consumer staples.5 As of July 31, there is still a significant overweight in energy and utilities, while the fund is underweight in consumer discretionary and technology.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Will you explain your investment choices and how they affected performance?

A: Our major strategic theme is a significantly greater emphasis on energy stocks than the benchmark. Expanding world economies are increasing global demand for energy, but investment in finding and developing new energy reserves has been inadequate for many years. We believe that this situation creates a major opportunity for companies in the position to identify new energy sources, service them and convert them to usable form.

Accordingly, the portfolio has three areas of emphasis within the energy group: equipment and services companies such as Schlumberger Ltd., Baker Hughes, Inc. and Transocean, Inc.; North American natural gas companies such as EOG Resources, Inc.; and companies such as Valero Energy Corp. and ConocoPhillips with exposure to refining and marketing. All of these stocks contributed significantly to the fund's strong performance over the last year, and we remain comfortable with the fund's overweight in energy.

Q: What other strategic decisions have had an important impact on performance?

A: In the poorly performing consumer discretionary sector, which was underweight, the fund's performance benefited because it did not hold some of the worst-performing stocks, such as specialty retailers. Among the best-performing stocks in this sector were Harley-Davidson, Inc. and Starbucks Corp., both of which were overweight relative to the benchmark. Concerned that higher energy prices and a slowdown in the housing market will cause consumer spending to weaken, we have shifted emphasis from consumer discretionary to consumer staples, eliminating some retailers including Home Depot, Inc., and adding Groupe Danone, which stands to benefit from increasing interest in healthy foods. Other holdings in the consumer staples sector that performed well were PepsiCo, Inc. and Diageo PLC, a leading international producer and marketer of premium branded spirits.

In the financials sector, the fund's performance benefited from an underweight in insurance and in interest-sensitive stocks such as mortgage and thrift companies. Our financial holdings focus on capital markets stocks such as Lehman Brothers Holdings, Inc., and The Goldman Sachs Group, Inc. We believe that these companies will continue to benefit from strong merger and acquisition activity made possible by ample cash on corporate balance sheets.

In the industrials sector, which was underweight, stock selection contributed to performance. Holdings that performed well include FedEx Corp. and United Technologies Corp., which provides products and support services to the aerospace and building industries.

Holdings that hurt the fund's performance include semiconductor and data storage companies in the information technology sector, such as Maxim Integrated Products, Inc. and EMC Corp. In the consumer discretionary sector, our position in Target Corp. hurt performance, as the stock's performance reflected concern about the ability of less affluent consumers to continue spending. Positions in medical device companies such as Zimmer Holdings, Inc. and Boston Scientific Corp. also hurt performance, as the industry suffered from a general malaise stemming from government inquiries and product recalls. The fund continues to hold these stocks, which we believe are innovative companies that are well-positioned for demographic trends.

Q: What other comments do you have for shareholders?

A: In recent months, as signs of a slowdown in the US economy have become increasingly prevalent, investors have become less comfortable with risk and have demonstrated a preference for quality stocks. This trend, which is normal at this stage of an economic cycle, favors the investment style of this fund, which always concentrates on high-quality companies with consistent, repeatable revenue streams and visible earnings.

At this advanced stage of an economic expansion, we believe that corporate earnings can continue to grow, but at a decelerating rate. So, while some companies may experience difficulty in a low-growth, low-inflation environment, we believe that the innovative companies with strong financials that constitute most of this portfolio will continue to prosper.

In closing, we thank our investors for continued interest in the fund. We believe that a well-diversified portfolio of large-growth companies is an excellent equity vehicle for many investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	7/31/06	7/31/05

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/06	7/31/05

Information Technology	22%	27%
Health Care	20%	22%
Energy	16%	11%
Consumer Staples	14%	10%
Consumer Discretionary	10%	14%
Industrials	10%	9%
Financials	6%	6%
Materials	1%	1%
Utilities	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2006 (26.7% of Net Assets)
1. Johnson & Johnson Provider of health care products	3.5%
2. General Electric Co. Industrial conglomerate	3.4%
3. Microsoft Corp. Developer of computer software	3.4%
4. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.9%
5. Schlumberger Ltd. Provider of technology services to the petroleum industry	2.4%
6. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.4%
7. UnitedHealth Group, Inc. Operator of organized health systems	2.3%
8. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	2.2%
9. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.1%
10. Procter & Gamble Co. Manufacturer of diversified consumer products	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2006

	Shares	Value ($)

Common Stocks 98.0%
Consumer Discretionary 10.2%
Automobiles 1.1%
Harley-Davidson, Inc.	60,200	3,431,400
Hotels Restaurants & Leisure 0.9%
Starbucks Corp.*	86,600	2,966,916
Household Durables 0.9%
Fortune Brands, Inc.	37,500	2,719,500
Media 2.8%
McGraw-Hill Companies, Inc.	81,500	4,588,450
Omnicom Group, Inc.	50,650	4,483,032
		9,071,482
Multiline Retail 2.3%
Kohl's Corp.*	42,000	2,378,460
Target Corp.	106,800	4,904,256
		7,282,716
Specialty Retail 2.2%
Best Buy Co., Inc.	38,500	1,745,590
Lowe's Companies, Inc.	63,800	1,808,730
Staples, Inc.	160,650	3,473,253
		7,027,573
Consumer Staples 13.5%
Beverages 4.0%
Diageo PLC	194,723	3,422,817
PepsiCo, Inc.	147,640	9,357,423
		12,780,240
Food & Staples Retailing 3.1%
Wal-Mart Stores, Inc.	90,800	4,040,600
Walgreen Co.	126,600	5,922,348
		9,962,948
Food Products 3.4%
Dean Foods Co.*	75,700	2,841,021
Groupe Danone	25,759	3,405,621
Kellogg Co.	62,000	2,986,540
The Hershey Co.	27,800	1,528,166
		10,761,348
Household Products 3.0%
Colgate-Palmolive Co.	48,750	2,891,850
Procter & Gamble Co.	120,000	6,744,000
		9,635,850
Energy 15.7%
Energy Equipment & Services 8.4%
Baker Hughes, Inc.	82,700	6,611,865
Halliburton Co.	96,500	3,219,240
Noble Corp.	39,600	2,841,300
Schlumberger Ltd.	115,200	7,701,120
Transocean, Inc.*	82,940	6,405,456
		26,778,981
Oil, Gas & Consumable Fuels 7.3%
ConocoPhillips	56,890	3,904,930
Devon Energy Corp.	86,000	5,559,040
EOG Resources, Inc.	72,300	5,361,045
Hugoton Royalty Trust	1	31
Valero Energy Corp.	83,200	5,610,176
XTO Energy, Inc.	64,266	3,019,859
		23,455,081
Financials 6.4%
Capital Markets 3.3%
Lehman Brothers Holdings, Inc.	43,400	2,818,830
Merrill Lynch & Co., Inc.	48,300	3,517,206
The Goldman Sachs Group, Inc.	26,700	4,078,425
		10,414,461
Consumer Finance 0.9%
American Express Co.	56,000	2,915,360
Diversified Financial Services 0.5%
Citigroup, Inc.	35,700	1,724,667
Insurance 1.7%
AFLAC, Inc.	81,700	3,606,238
Genworth Financial, Inc. "A"	58,100	1,992,830
		5,599,068
Health Care 19.4%
Biotechnology 5.7%
Amgen, Inc.*	64,200	4,477,308
Genentech, Inc.*	84,800	6,853,536
Gilead Sciences, Inc.*	112,100	6,891,908
		18,222,752
Health Care Equipment & Supplies 4.7%
Baxter International, Inc.	70,600	2,965,200
Boston Scientific Corp.*	54,500	927,045
C.R. Bard, Inc.	42,800	3,037,516
Medtronic, Inc.	77,900	3,935,508
Zimmer Holdings, Inc.*	67,400	4,262,376
		15,127,645
Health Care Providers & Services 2.4%
UnitedHealth Group, Inc.	157,300	7,523,659
Pharmaceuticals 6.6%
Abbott Laboratories	77,900	3,721,283
Eli Lilly & Co.	31,600	1,793,932
Johnson & Johnson	178,506	11,165,550
Teva Pharmaceutical Industries Ltd. (ADR)	138,000	4,565,040
		21,245,805
Industrials 9.6%
Aerospace & Defense 2.4%
United Technologies Corp.	121,900	7,580,961
Air Freight & Logistics 1.4%
FedEx Corp.	44,100	4,617,711
Electrical Equipment 1.3%
Emerson Electric Co.	54,600	4,309,032
Industrial Conglomerates 3.4%
General Electric Co.	332,650	10,874,329
Machinery 1.1%
Caterpillar, Inc.	47,400	3,359,238
Information Technology 21.5%
Communications Equipment 2.4%
Cisco Systems, Inc.*	223,890	3,996,437
QUALCOMM, Inc.	101,900	3,592,994
		7,589,431
Computers & Peripherals 3.7%
Apple Computer, Inc.*	76,800	5,219,328
EMC Corp.*	280,300	2,845,045
International Business Machines Corp.	49,300	3,816,313
		11,880,686
Internet Software & Services 2.2%
eBay, Inc.*	90,700	2,183,149
Google, Inc. "A"*	5,800	2,242,280
Yahoo!, Inc.*	89,800	2,437,172
		6,862,601
IT Services 3.2%
Accenture Ltd. "A"	138,700	4,058,362
Fiserv, Inc.*	60,300	2,632,698
Paychex, Inc.	104,800	3,582,064
		10,273,124
Semiconductors & Semiconductor Equipment 4.9%
Broadcom Corp. "A"*	94,750	2,273,052
Intel Corp.	173,460	3,122,280
Linear Technology Corp.	90,460	2,926,381
Maxim Integrated Products, Inc.	87,100	2,558,998
Texas Instruments, Inc.	164,600	4,901,788
		15,782,499
Software 5.1%
Adobe Systems, Inc.*	89,100	2,540,241
Electronic Arts, Inc.*	61,200	2,883,132
Microsoft Corp.	452,400	10,871,171
		16,294,544
Materials 1.1%
Chemicals
Ecolab, Inc.	84,500	3,639,415
Utilities 0.6%
Independent Power Producers & Energy Traders
TXU Corp.	28,000	1,798,440
Total Common Stocks (Cost $203,648,661)		313,509,463

Cash Equivalents 0.8%
Cash Management QP Trust, 5.3% (a) (Cost $2,666,588)	2,666,588	2,666,588
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $206,315,249)+	98.8	316,176,051
Other Assets and Liabilities, Net	1.2	3,928,792
Net Assets	100.0	320,104,843

* Non-income producing security.

+ The cost for federal income tax purposes was $208,100,975. At July 31, 2006, net unrealized appreciation for all securities based on tax cost was $108,075,076. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $115,750,360 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,675,284.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2006
Assets
Investments: Investments in securities, at value (cost $203,648,661)	$ 313,509,463
Investment in Cash Management QP Trust (cost $2,666,588)	2,666,588
Total investments in securities, at value (cost $206,315,249)	316,176,051
Foreign currency, at value (cost $34,999)	35,670
Receivable for investments sold	4,882,655
Receivable for Fund shares sold	169,263
Dividends receivable	161,242
Interest receivable	14,552
Due from Advisor	27,721
Other assets	34,887
Total assets	321,502,041
Liabilities
Payable for Fund shares redeemed	545,307
Accrued management fee	176,133
Other accrued expenses and payables	675,758
Total liabilities	1,397,198
Net assets, at value	$ 320,104,843
Net Assets
Net assets consist of: Distributions in excess of net investment income	(2,081)
Net unrealized appreciation (depreciation) on: Investments	109,860,802
Foreign currency related transactions	749
Accumulated net realized gain (loss)	(311,947,989)
Paid-in capital	522,193,362
Net assets, at value	$ 320,104,843

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($23,774,655 ÷ 971,576 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.47
Maximum offering price per share (100 ÷ 94.25 of $24.47)	$ 25.96

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,184,428 ÷ 135,489 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 23.50

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,724,510 ÷ 115,774 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 23.53
Class R Net Asset Value, offering and redemption price(a) per share ($1,043,135 ÷ 42,208 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.71
Class S Net Asset Value, offering and redemption price(a) per share ($270,137,816 ÷ 10,867,176 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.86
Institutional Class Net Asset Value, offering and redemption price(a) per share ($19,240,299 ÷ 770,825 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.96

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $14,236)	$ 3,868,655
Interest — Cash Management QP Trust	206,375
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	9,589
Total Income	4,084,619
Expenses: Management fee	2,633,092
Administration fee	54,803
Services to shareholders	1,279,288
Custodian and accounting fees	80,332
Distribution service fees	132,286
Auditing	65,141
Legal	46,481
Trustees' fees and expenses	13,923
Reports to shareholders and shareholder meeting	284,652
Registration fees	81,706
Other	26,353
Total expenses, before expense reductions	4,698,057
Expense reductions	(368,720)
Total expenses, after expense reductions	4,329,337
Net investment income (loss)	(244,718)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	39,464,484
Foreign currency related transactions	(2,081)
Net increase from payments by affiliates and gain (losses) realized on a trade executed incorrectly	—
39,462,403
Net unrealized appreciation (depreciation) during the period on: Investments	(32,922,113)
Foreign currency related transactions	749
(32,921,364)
Net gain (loss) on investment transactions	6,541,039
Net increase (decrease) in net assets resulting from operations	$ 6,296,321

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ (244,718)	$ 1,883,645
Net realized gain (loss) on investment transactions	39,462,403	30,646,721
Net unrealized appreciation (depreciation) during the period on investment transactions	(32,921,364)	23,178,646
Net increase (decrease) in net assets resulting from operations	6,296,321	55,709,012
Distributions to shareholders from: Net investment income: Class A	(79,832)	—
Class AARP	(37,836)	—
Class S	(1,534,439)	—
Institutional Class	(268,891)	—
Fund share transactions: Proceeds from shares sold	43,025,432	100,774,324
Reinvestment of distributions	1,868,116	—
Cost of shares redeemed	(158,206,640)	(205,052,800)
Redemption fees	3,090	1,325
Net increase (decrease) in net assets from Fund share transactions	(113,310,002)	(104,277,151)
Increase (decrease) in net assets	(108,934,679)	(48,568,139)
Net assets at beginning of period	429,039,522	477,607,661
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $2,081 and $1,883,645, respectively)	$ 320,104,843	$ 429,039,522

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.36	$ 21.54	$ 20.32	$ 18.64	$ 27.15
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	.05	(.08)	(.07)	(.14)
Net realized and unrealized gain (loss) on investment transactions	.25	2.77	1.30	1.75	(8.37)
Total from investment operations	.18	2.82	1.22	1.68	(8.51)
Less distributions from: Net investment income	(.07)	—	—	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 24.47	$ 24.36	$ 21.54	$ 20.32	$ 18.64
Total Return (%)[b]	.69[c]	13.09	6.00[c]	9.01	(31.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	28	42	41	44
Ratio of expenses before expense reductions (%)	1.37	1.27	1.35	1.27	1.28
Ratio of expenses after expense reductions (%)	1.35	1.27	1.29	1.27	1.28
Ratio of net investment income (loss) (%)	(.26)	.22	(.38)	(.36)	(.57)
Portfolio turnover rate (%)	16	20	21	31	48

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B Years Ended July 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.51	$ 20.94	$ 19.91	$ 18.42	$ 27.04
Income (loss) from investment operations: Net investment income (loss)[a]	(.24)	(.11)	(.24)	(.21)	(.31)
Net realized and unrealized gain (loss) on investment transactions	.23	2.68	1.27	1.70	(8.31)
Total from investment operations	(.01)	2.57	1.03	1.49	(8.62)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 23.50	$ 23.51	$ 20.94	$ 19.91	$ 18.42
Total Return (%)[b]	(.04)[c]	12.27[c]	5.17[c]	8.09	(31.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	4	3	2
Ratio of expenses before expense reductions (%)	2.45	2.30	2.15	2.07	2.08
Ratio of expenses after expense reductions (%)	2.11	2.05	2.06	2.07	2.08
Ratio of net investment income (loss) (%)	(1.02)	(.56)	(1.15)	(1.16)	(1.37)
Portfolio turnover rate (%)	16	20	21	31	48

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C Years Ended July 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.54	$ 20.97	$ 19.94	$ 18.43	$ 27.04
Income (loss) from investment operations: Net investment income (loss)[a]	(.24)	(.11)	(.24)	(.20)	(.30)
Net realized and unrealized gain (loss) on investment transactions	.23	2.68	1.27	1.71	(8.31)
Total from investment operations	(.01)	2.57	1.03	1.51	(8.61)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 23.53	$ 23.54	$ 20.97	$ 19.94	$ 18.43
Total Return (%)[b]	(.04)[c]	12.26[c]	5.17[c]	8.19	(31.84)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	2	1
Ratio of expenses before expense reductions (%)	2.22	2.20	2.18	2.04	2.06
Ratio of expenses after expense reductions (%)	2.12	2.04	2.06	2.04	2.06
Ratio of net investment income (loss) (%)	(1.03)	(.55)	(1.15)	(1.13)	(1.35)
Portfolio turnover rate (%)	16	20	21	31	48

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class R Years Ended July 31,	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 24.56	$ 21.77	$ 21.95
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.02)	(.05)
Net realized and unrealized gain (loss) on investment transactions	.24	2.81	(.13)
Total from investment operations	.15	2.79	(.18)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 24.71	$ 24.56	$ 21.77
Total Return (%)	.61	12.82[c]	(.82)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.4
Ratio of expenses before expense reductions (%)	1.44	2.33	1.69*
Ratio of expenses after expense reductions (%)	1.44	1.55	1.44*
Ratio of net investment income (loss) (%)	(.35)	(.06)	(.56)*
Portfolio turnover rate (%)	16	20	21

[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to July 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended July 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.73	$ 21.81	$ 20.52	$ 18.78	$ 27.29
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	.10	(.03)	(.02)	(.07)
Net realized and unrealized gain (loss) on investment transactions	.26	2.82	1.32	1.76	(8.44)
Total from investment operations	.25	2.92	1.29	1.74	(8.51)
Less distributions from: Net investment income	(.12)	—	—	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 24.86	$ 24.73	$ 21.81	$ 20.52	$ 18.78
Total Return (%)	.94[b]	13.39[b]	6.29[b]	9.27	(31.18)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	270	349	401	451	506
Ratio of expenses before expense reductions (%)	1.21	1.10	1.08	1.01	1.01
Ratio of expenses after expense reductions (%)	1.11	1.06	1.02	1.01	1.01
Ratio of net investment income (loss) (%)	(.02)	.43	(.11)	(.10)	(.30)
Portfolio turnover rate (%)	16	20	21	31	48
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Institutional Class Years Ended July 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.86	$ 21.88	$ 20.56	$ 18.77	$ 27.23
Income (loss) from investment operations: Net investment income (loss)[a]	.03	.15	.01	.02	(.01)
Net realized and unrealized gain (loss) on investment transactions	.26	2.83	1.31	1.77	(8.45)
Total from investment operations	.29	2.98	1.32	1.79	(8.46)
Less distributions from: Net investment income	(.19)	—	—	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 24.96	$ 24.86	$ 21.88	$ 20.56	$ 18.77
Total Return (%)	1.12[b]	13.62	6.42	9.54	(31.07)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	37	20	20.003
Ratio of expenses before expense reductions (%)	.99	.84	.85	.81	.81
Ratio of expenses after expense reductions (%)	.96	.84	.85	.81	.81
Ratio of net investment income (loss) (%)	.13	.65	.06	.10	(.10)
Portfolio turnover rate (%)	16	20	21	31	48
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Large Company Growth Fund (formerly Scudder Large Company Growth Fund) (the "Fund") is a diversified series of DWS Investment Trust (formerly Investment Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $310,163,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($211,647,000), July 31, 2011 ($78,161,000) and July 31, 2012 ($20,355,000), the respective expiration dates, whichever occurs first. During the year ended July 31, 2006, the Fund utilized approximately $37,591,000 of prior year capital loss carryforward. In addition, from November 1, 2005 through July 31, 2006, the Fund incurred approximately $2,300 of net realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2007.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (310,163,000)
Net unrealized appreciation (depreciation) on investments	$ 108,075,076

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2006	2005
Distributions from ordinary income	$ 1,920,998	$ —

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $61,855,893 and $178,257,597, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to the portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period from August 1, 2005 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

Annual Management Fee Rate
First $1.5 billion of the Fund's average daily net assets	0.700%
Next $500 million of such net assets	0.650%
Over $2.0 billion of such net assets	0.600%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rate:

Annual Management Fee Rate
First $1.5 billion of the Fund's average daily net assets	0.615%
Next $500 million of such net assets	0.565%
Over $2.0 billion of such net assets	0.515%

Accordingly, for the year ended July 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.69% of the Fund's average daily net assets.

For the period from August 1, 2005 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets for Class A, B, C, S and Institutional Class shares (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses). For Class R shares, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.55% (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses).

Effective June 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.288%
Class B	2.042%
Class C	2.042%
Class R	1.552%
Class S	1.052%
Institutional Class	0.873%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through July 31, 2006, the Advisor received an Administration Fee of $54,803, of which $27,351 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C, R and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended July 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2006
Class A	$ 62,503	$ 4,626	$ 16,726
Class B	19,302	11,674	2,820
Class C	9,692	3,051	2,957
Class R	532	—	532
Class AARP	32,608	15,150	5,437
Class S	939,941	312,793	209,395
Institutional Class	32,211	8,150	1,833
	$ 1,096,789	$ 355,444	$ 239,700

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC had retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period August 1, 2005 though May 31, 2006, the amounts charged to the Fund by DWS-SFAC for accounting services aggregated $60,951, of which $182 is unpaid at July 31, 2006.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the year ended July 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2006
Class B	$ 26,417	$ 2,118
Class C	23,046	1,766
Class R	2,301	292
	$ 51,764	$ 4,176

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2006	Annual Effective Rate
Class A	$ 62,541	$ 11,316.24%
Class B	8,560	1,532.24%
Class C	7,442	1,489.24%
Class R	1,979	803.21%
	$ 80,522	$ 15,140

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2006 aggregated $3,798.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2006, the CDSC for Class B and C shares aggregated $9,728 and $434, respectively.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $27,360, of which $6,720 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc. monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

D. Expense Reductions

For the year ended July 31, 2006, the Advisor agreed to reimburse the Fund $4,483, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian and transfer agent expenses. During the year ended July 31, 2006, the Fund's custodian and transfer agent fees were reduced by $34 and $8,759, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2006		Year Ended July 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	363,528	$ 9,036,317	470,597	$ 10,662,907
Class B	22,879	554,039	27,271	599,834
Class C	72,783	1,770,152	46,742	1,033,333
Class R	21,146	532,112	14,427	331,306
Class AARP	59,933	1,520,831	54,504	1,247,793
Class S	1,165,519	29,457,642	2,216,862	50,612,882
Institutional Class	5,902	154,339	1,654,468	36,286,269
		$ 43,025,432		$ 100,774,324
Shares issued to shareholders in reinvestment of distributions
Class A	3,109	$ 79,184	—	$ —
Class AARP	1,327	34,309
Class S	57,453	1,485,732	—	—
Institutional Class	10,366	268,891	—	—
		$ 1,868,116		$ —
Shares redeemed
Class A	(541,766)	$ (13,533,992)	(1,261,809)	$ (28,799,057)
Class B	(43,959)	(1,045,436)	(51,660)	(1,134,497)
Class C	(63,592)	(1,508,070)	(75,190)	(1,649,359)
Class R	(7,051)	(176,515)	(3,056)	(71,232)
Class AARP	(92,459)	(2,338,325)	(109,498)	(2,493,434)
Class S	(4,762,722)	(120,879,544)	(6,487,546)	(148,368,056)
Institutional Class	(741,480)	(18,724,758)	(1,054,809)	(22,537,165)
		$ (158,206,640)		$ (205,052,800)
Shares Converted*
Class AARP	(292,813)	$ (7,092,639)	—	$ —
Class S	292,716	7,092,639	—	—
		$ —		$ —
Redemption fees		$ 3,090		$ 1,325
Net increase (decrease)
Class A	(175,129)	$ (4,418,113)	(791,212)	$ (18,136,150)
Class B	(21,080)	(491,337)	(24,389)	(534,663)
Class C	9,191	262,085	(28,448)	(616,026)
Class R	14,095	355,597	11,371	260,074
Class AARP	(324,012)	(7,875,608)	(54,994)	(1,245,561)
Class S	(3,247,034)	(82,841,098)	(4,270,684)	(97,753,929)
Institutional Class	(725,212)	(18,301,528)	599,659	13,749,104
		$ (113,310,002)		$ (104,277,151)

* On July 14, 2006, Class AARP shares converted into Class S shares.

G. Payment made by Affiliates

During the year ended July 31, 2006, the Advisor fully reimbursed DWS Large Company Growth Fund $27,721 for a loss incurred on a trade executed incorrectly.

The amount of the loss was less than 0.01% of the Fund's average daily net assets thus having no impact on the Fund's total return.

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. The Staff of the SEC has informed counsel for Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.), who in turn have informed the DWS funds that on August 29, 2006, the SEC approved an offer of settlement in which DeIM, DeAM, Inc. and SDI would settle an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS fund shares during 2001-2003. DeIM, DeAM, Inc. and SDI expect the settlement with the SEC to be reflected in an order of the SEC which will state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS fund shares. The brokerage practices which were the subject of the offer of settlement were discontinued in October 2003.

Under the terms of the offer of settlement, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the findings to be contained in the SEC's order, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Subsequent to July 31, 2006, the Fund recorded a receivable of $395,569 which is equivalent to $0.031 per share.

As part of the offer of settlement, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

In addition, SDI has offered to settle with the NASD regarding its practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In the offer, SDI consents to the imposition of a censure by the NASD. SDI expects this settlement to be announced simultaneously with the SEC's announcement of the above-referenced settlement of an administrative proceeding regarding disclosure of brokerage allocation practices.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS Large Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Large Company Growth Fund (formerly Scudder Large Company Growth Fund) (the "Fund") at July 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts September 25, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2006, qualified for the dividends-received deductions.

For federal income tax purposes, the fund designates $4,310,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Large Company Growth Fund (the "Fund") was held on May 5, 2006 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members. ("Number of Votes" represents all funds that are series of DWS Investment Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	197,991,244.152	8,384,800.646
Dawn-Marie Driscoll	198,004,169.805	8,371,874.993
Keith R. Fox	197,921,453.939	8,454,590,859
Kenneth C. Froewiss	197,879,048.962	8,496,995.836
Martin J. Gruber	197,750,362.197	8,625,682.601
Richard J. Herring	197,887,720.225	8,488,324.573
Graham E. Jones	197,620,357.552	8,755,687.246
Rebecca W. Rimel	197,953,978.782	8,422,066.016
Philip Saunders, Jr.	197,686,623.053	8,689,421.745
William N. Searcy, Jr.	197,856,087.625	8,519,957.173
Jean Gleason Stromberg	197,864,804.673	8,511,240.125
Carl W. Vogt	197,724,433.872	8,651,610.926
Axel Schwarzer	197,827,524.607	8,548,520.191

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,499,219.987	219,446.824	239,439.441	539,997.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,416,941.208	316,350.399	224,814.645	539,997.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,440,437.222	290,606.798	227,062.232	539,997.000

IV-A. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Investment Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
182,220,628.110	7,305,857.658	8,890,637.030	7,958,922.000

The Meeting was reconvened on June 27, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below).

IV-B. Approval of Further Amendments to the Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Investment Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
218,006,584.750	10,003,072.285	10,993,144.756	6,337,998.999

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees).

		88
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2006

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2006

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2002

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; DWS Global High Income Fund, Inc. (since August 2006); DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 621-1048

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SGGAX	SGGBX	SGGCX	SGGIX
CUSIP Number	23338J 822	23338J 814	23338J 798	23338J 756
Fund Number	469	669	769	1469
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SCQRX
CUSIP Number	23338J 764
Fund Number	1510
For shareholders of Class S
Automated Information Lines	SAILTM (800) 728-3337
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCQGX
Fund Number	2060

ITEM 2.	CODE OF ETHICS.

As of the end of the period, July 31, 2006, DWS Large Company Growth Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS LARGE COMPANY GROWTH FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$63,200	$128	$0	$0
2005	$61,000	$225	$7,200	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$168,700	$73,180	$0
2005	$264,200	$136,355	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$73,180	$15,000	$88,180
2005	$7,200	$136,535	$89,635	$233,370

All other engagement fees were billed for services in connection with process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Company Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Large Company Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	September 28, 2006